UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2018

MGM RESORTS INTERNATIONAL

(Exact name of registrant as specified in its charter)

DELAWARE	001-10362	88-0215232
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

3600 Las Vegas Boulevard South, Las Vegas, Nevada	89109
(Address of principal executive offices)	(Zip code)

(702) 693-7120

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 §CRF 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

(d) On March 14, 2018, the Board of Directors of MGM Resorts International, a Delaware corporation (the “Company”), appointed Jan Swartz to serve as a member of the Company’s Board of Directors (the “Board”) until the Company’s next annual meeting or until a successor is elected and qualified. There is no arrangement or understanding between Ms. Swartz and any other persons pursuant to which she was selected to serve as a director of the Company. The Company has not been since the beginning of the last fiscal year, and is not currently proposed to be, a participant in any related party transaction with Ms. Swartz within the meaning of Item 404(a) of Regulation S-K. Ms. Swartz will be entitled to receive the same cash and equity compensation as the other independent directors as described under “Director Compensation” in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission (the “Commission”) on April 19, 2017 and incorporated herein by reference. Ms. Swartz also received a pro-rated grant of restricted stock units with a target value of $37,500. The restricted stock units vest on the earlier of the first anniversary of the grant date and the date of the Company’s next annual meeting. The grant was made pursuant to the Form of Restricted Stock Unit Agreement for non-employee directors previously filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the Commission on March 10, 2017 and incorporated herein by reference. On March 14, 2018, the Company issued a press release regarding the election of Ms. Swartz, a copy of which is furnished as Exhibit 99.l to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits:

Exhibit No.	Description

99.1	Press Release of the Company dated March 14, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 15, 2018

MGM Resorts International

By:	/s/ Andrew Hagopian III
Name: Andrew Hagopian III Title: Chief Corporate Counsel & Assistant Secretary